UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 14, 2014

Date of Report (Date of earliest event reported)

PULSE ELECTRONICS CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	001-05375	23-1292472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12220 World Trade Drive
San Diego, CA 92128
(Address of principal executive offices)

(858) 674-8100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 16, 2014, Pulse Electronics Corporation, a Pennsylvania corporation (the “Company”), announced its expected results of operations for the second quarter of 2014 (the “Press Release”). A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 14, 2014, Ralph E. Faison notified the Company of his resignation from his role as Chairman of the Board of Directors, Chief Executive Officer and President of the Company, effective as of July 14, 2014 (the "Effective Date"). Mr. Faison will continue to provide transition services to the Company to allow for a smooth transition of his duties to the officer appointed to serve as the Company’s interim Chief Executive Officer.  Further information regarding Mr. Faison’s resignation is set forth in a press release issued on July 16, 2014, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

(c)  Effective as of July 14, 2014, Alan H. Benjamin, 54, Chief Operating Officer of the Company since February 2011, was appointed to serve the Company as its interim Chief Executive Officer.  Information about Mr. Benjamin's business experience is incorporated herein by reference to the "Directors and Executive Officers" section of the company's Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 28, 2014.  In addition, effective as of July 14, 2014, John E. Major, a member of the Company’s Board of Directors, was appointed to serve as interim Chairman of the Company’s Board of Directors.

On July 16, 2014, the Company entered into an Employment Letter with Mr. Benjamin. A copy of the Employment Letter is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. Pursuant to the Employment Letter, Mr. Benjamin’s base salary will be $600,000 per year during his service as interim Chief Executive Officer.

There are no arrangements or understandings between Mr. Benjamin and any other person pursuant to which he was selected to be an officer of the Company, nor are there any transactions between the Company and Mr. Benjamin that are reportable under Item 404(a) of Regulation S-K.  There are no family relationships between Mr. Benjamin and any other executive officer or director of the Company.

(e)  Mr. Faison will be entitled to severance benefits in accordance with his existing employment agreement with the Company, dated as of January 4, 2011, as amended through November 11, 2011 (filed as Exhibit 10.29 to our Current Report on Form 8-K dated September 20, 2011).  A description of the severance benefits payable to Mr. Faison is set forth in the Company's Proxy Statement on Schedule 14A, filed on April 28, 2014, which description is incorporated by reference herein.  A copy of his Separation Agreement and Release of Claims is included as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.

During Mr. Faison's consulting term, Mr. Faison will be paid a fee equal to his monthly base salary in effect as of the Effective Date, for his services and will work no more than forty (40) hours per week.

Item 9.01 Financial Statements and Exhibits.

The information in this report on Form 8-K under Item 2.02, including the exhibit attached hereto as it relates to Item 2.02, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The following is attached as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release of Pulse Electronics Corporation, dated July 16, 2014.
99.2	Employment Letter, dated July 16, 2014, between Alan Benjamin and Pulse Electronics Corporation.
99.3	Separation Agreement and Release of Claims, dated July 16, 2014, between Ralph Faison and Pulse Electronics Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULSE ELECTRONICS COPRORATION

	By:	/s/ Michael C. Bond
Michael C. Bond
Senior Vice President and Chief Financial Officer

Date: July 16, 2014